UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     AUGUST 22, 2007
                                                    ----------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                33-81808                              22-3276290
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        (Commission File Number)           (IRS Employer Identification No.)

             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                     07470
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware         333-69749-01/        1361 Alps Road
Manufacturing Corporation                           22-3626208          Wayne, NJ 07470
                                                                        (973) 628-3000



























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



ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information set forth in Item 8.01 is hereby incorporated by reference.

ITEM 8.01   OTHER EVENTS.

Based on its progress in pursuing certain initiatives, Building Materials Corporation of America ("BMCA" or the "Company") now estimates that the total cost savings from synergies related to BMCA's acquisition of ElkCorp ("Elk") and from plant rationalizations previously disclosed is expected to be at a run-rate of approximately $150 million per year by the end of the Company's first fiscal quarter of 2008. The Company estimates that, as of the end of the quarter ended July 1, 2007, it has realized in excess of 30% of these annual cost savings (calculated on a run rate basis).

This report may include "forward looking statements" within the meaning of the federal securities laws. Forward-looking statements inherently involve risks and uncertainties that could cause actual future results and occurrences to differ materially from the forward-looking statements. In particular, BMCA cannot assure you that it will be able to realize the cost savings identified above either in the amount or the time frame that BMCA projects. Some of the risks which could affect BMCA's ability to realize these cost savings include factors relating to: (i) the difficulty of integrating the corporate and administrative infrastructures of BMCA and Elk, (ii) the fact that the process of consolidating operations, including plant capacity, may be more complex and require a longer time frame than originally anticipated and (iii) the effects of changes in market conditions (including with respect to transportation costs or BMCA's purchase of raw materials). Reference is made to BMCA's Form 10-Q filed with the U.S. Securities and Exchange Commission on May 16, 2007 for a further description of certain factors which could affect BMCA's ability to realize these cost savings. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.













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



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   BUILDING MATERIALS CORPORATION OF AMERICA
                                   BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: August 22, 2007             By:   /s/ John F. Rebele
                                      -----------------------------------------
                                   Name:  John F. Rebele
                                   Title: Senior Vice President, Chief Financial
                                          Officer and Chief Administrative
                                          Officer























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